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                                                                   EXHIBIT 10.10


                                                                  EXECUTION COPY







_____________________________________________________________________________
_____________________________________________________________________________




                             SHAREHOLDER PLEDGE AGREEMENT

                                 Dated April 24, 1997

                                         From

                                     STEVEN WEST,

                                     AS PLEDGOR,

                                  to and in favor of

                              MORGAN STANLEY GROUP INC.,

                                 AS COLLATERAL AGENT



_____________________________________________________________________________
_____________________________________________________________________________

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                          T A B L E   O F   C O N T E N T S

SECTION                                                                     PAGE

SECTION 1.  Grant of Security................................................  2

SECTION 2.  Security for Obligations.........................................  2

SECTION 3.  Delivery of the Collateral.......................................  3

SECTION 4.  Representations and Warranties...................................  3

SECTION 5.  Covenants........................................................  5

SECTION 6.  Consent and Waiver Regarding Other Securityholders............... 10

SECTION 7.  The Collateral Agent Appointed Attorney-in-Fact.................. 10

SECTION 8.  The Collateral Agent May Perform................................. 11

SECTION 9.  The Collateral Agent's Duties.................................... 11

SECTION 10.  Remedies........................................................ 12

SECTION 11.  Acknowledgements Relating to Collateral......................... 14

SECTION 12.  Amendments; Waivers; Etc........................................ 14

SECTION 13.  Notices......................................................... 15

SECTION 14.  Limitation on Liability; Expenses, Etc.......................... 15

SECTION 15.  Continuing Security Interest; Transfers Under the Note
              Purchase Agreement............................................. 16

SECTION 16.  Termination..................................................... 16

SECTION 17.  Security Interest Absolute...................................... 16

SECTION 18.  Reinstatement................................................... 17

SECTION 19.  Severability.................................................... 17

SECTION 20.  Delivery by Telecopier.......................................... 17

SECTION 21.  Jurisdiction, Etc............................................... 17

SECTION 22.  Governing Law................................................... 18

SECTION 23.  WAIVER OF JURY TRIAL............................................ 18

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                                          ii

SECTION                                                                     PAGE

                                      SCHEDULES

Schedule I    -    Pledged Interests and Pledged Indebtedness
Schedule II   -    Restriction on Company Equity Interests





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                             SHAREHOLDER PLEDGE AGREEMENT


         PLEDGE AGREEMENT dated April 24, 1997 made by Steven West, an individual residing in the State of New York (the "PLEDGOR"), to and in favor of MORGAN STANLEY GROUP INC., a Delaware corporation ("MS GROUP"), as the collateral agent (the "COLLATERAL AGENT") for itself, the Other Purchasers (as defined in the Note Purchase Agreements referred to below), if any, and the other holders of the Senior Secured Increasing Rate Notes due April 24, 1998 (the "NOTES") of Econophone, Inc., a New York corporation (the "COMPANY").

                                PRELIMINARY STATEMENTS

         (1) The Company has entered into one or more separate Note Purchase Agreements dated as of April 24, 1997 (as amended, supplemented or otherwise modified from time to time, the "NOTE PURCHASE AGREEMENTS") with MS Group and the respective Other Purchasers (collectively, the "PURCHASERS") parties thereto. Capitalized terms not otherwise defined in this Agreement shall have the same meanings as specified in the Note Purchase Agreements and, unless otherwise defined in this Agreement or in the Note Purchase Agreements, terms used in Article 9 of the N.Y. Uniform Commercial Code (as defined in Section 10(a)) are used herein as therein defined.

         (2) The Pledgor is the owner of the number and percentage of each type of issued and outstanding Company Equity Interests (as hereinafter defined) described in Part A of Schedule I attached hereto (which, as of the date of this Agreement, represents at least 49% of the combined voting power of all issued and outstanding Voting Interests in the Company owned by the Pledgor) and is the owner of all of the indebtedness described in Part B of Schedule I attached hereto and issued by the Company or one or more of the Subsidiaries of the Company referred to therein. The Pledgor will receive substantial direct and indirect benefits from the extensions of credit to the Company by the Purchasers and the other holders of the Notes and, in consideration thereof, has agreed to pledge to the Collateral Agent, for its benefit and the benefit of the Secured Parties, (a) all of the Company Equity Interests now or hereafter owned by him other than, so long as the NTFC Loan Agreement remains in effect, the Excluded Company Interests (as hereinafter defined) and (b) all of the indebtedness described on Part B of Schedule I attached hereto. For purposes of this Agreement, the term "COMPANY EQUITY INTERESTS" means, collectively, all of the shares of capital stock of the Company, all of the warrants, options or other rights for the purchase or acquisition from the Company of shares of capital stock of the Company, and all of the other ownership or profit interests in the Company, whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on the date of this Agreement. Furthermore, for purposes of this Agreement, the term "EXCLUDED COMPANY INTERESTS" means Voting Interests in the Company owned by the Pledgor at any time which, together with the Voting Interests in the Company owned by all of the other Shareholders at such time, represents not more than 51% of the combined voting power of all of the issued and outstanding Voting Interests in the Company on the date of this Agreement.

         (3) It is a condition precedent to the obligations of the Purchasers to purchase the Notes to be sold from time to time by the Company, and to pay the purchase price therefor to the Company, under the Note Purchase Agreements that the Pledgor shall have made the pledge and granted the assignment and security interest contemplated by this Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce each of the Purchasers to purchase the Notes to be sold from time to time by the Company, and to pay the


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                                          2


purchase price therefor to the Company, under the Note Purchase Agreements, the Pledgor hereby agrees with the Collateral Agent, for the ratable benefit of the Secured Parties, as follows:

         SECTION 1. GRANT OF SECURITY. The Pledgor hereby pledges and assigns to the Collateral Agent, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, all of its right, title and interest in and to the following, whether now owned or hereafter acquired and whether now or hereafter existing (collectively, the "COLLATERAL"):

         (a)  all of the Company Equity Interests described in Part A of
    Schedule I attached hereto (the "INITIAL PLEDGED INTERESTS" and, together with the Company Equity Interests referred to in clause (b) of this Section 1, the "PLEDGED INTERESTS") and all of the certificates, if any, representing such Initial Pledged Interests, all security therefor and all dividends, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Interests;

         (b) all of the additional Company Equity Interests from time to time acquired by the Pledgor in any manner other than, so long as the NTFC Loan Agreement remains in effect, the Excluded Company Interests, whether or not evidenced by certificates, and all of the certificates, if any, representing such additional Company Equity Interests, all security therefor and all dividends, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional Company Equity Interests;

         (c) all of the indebtedness described in Part B of Schedule I attached hereto (collectively, the "INITIAL PLEDGED INDEBTEDNESS" and, together with the indebtedness referred to in clause (d) of this Section 1, the "PLEDGED INDEBTEDNESS") and all of the instruments, if any, evidencing such Initial Pledged Indebtedness, all security therefor and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Indebtedness;

         (d) all of the additional indebtedness from time to time owed to the Pledgor by the Company or any of its Subsidiaries and all of the instruments, if any, evidencing such indebtedness, all security therefor and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional indebtedness; and

         (e) all of the proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property and assets of the types described in clauses (a) through (d) of this
    Section 1).

         SECTION 2. SECURITY FOR OBLIGATIONS. This Agreement, and the pledge and assignment of, and the grant of a security interest in, the Collateral by the Pledgor hereunder, secures the payment of all Obligations of the Company and its Subsidiaries now or hereafter existing from time to time under the Note Purchase Agreements, the Notes and the other Note Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal,

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                                          3


interest, premium, fees, indemnification payments, contract causes of action, costs, expenses or otherwise (all such Obligations being the "SECURED OBLIGATIONS").

         SECTION 3. DELIVERY OF THE COLLATERAL. All certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent. The Collateral Agent shall have the right, at any time and from time to time upon the occurrence and during the continuance of a Default under Section 11.1(a), 11.1(b) or 11.1(g) of the Note Purchase Agreements or an Event of Default, to transfer to or register in the name of the Collateral Agent or any of its nominees any or all of the
Collateral.   In addition, the Collateral Agent shall have the right at any time and from time to time to exchange certificates or instruments representing or evidencing the Collateral for certificates or instruments of smaller or larger denominations.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants as follows:

         (a) POWER AND AUTHORITY. The Pledgor has his principal residence at 55 Parker Boulevard, Monsey, New York 10952, in the County of Rockland, and the State of New York, and has all of the requisite capacity, power and authority, and the legal right, without the consent or approval of any other Person, to execute, deliver and perform all of his Obligations under or in respect of this Agreement and the other Collateral Documents to which he is or is to be a party and to consummate all of the transactions contemplated hereby and thereby.

         (b) ENFORCEABILITY. This Agreement and each of the other Collateral Documents to which the Pledgor is or is to be a party have been duly executed and delivered by the Pledgor and constitute the legal, valid and binding obligations of the Pledgor, enforceable against the Pledgor in accordance with their respective terms.

         (c) COMPLIANCE WITH LAW, OTHER INSTRUMENTS, ETC. The execution, delivery and performance by the Pledgor of this Agreement and each of the other Collateral Documents to which he is or is to be a party and the consummation of the transactions contemplated hereby and thereby do not (i) violate any Requirement of Law, (ii) conflict with or result in the breach of, or constitute a default under, any loan or purchase agreement, mortgage, deed of trust, lease, instrument, contract or other agreement binding on or affecting the Pledgor or any of his property or assets or
    (iii) except for the Liens created under the Collateral Documents to which the Pledgor is or is to be a party, result in or require the creation or imposition of any Lien upon or with respect to any of the property or assets of the Pledgor.

         (d) GOVERNMENTAL AUTHORIZATIONS, ETC. No Governmental Authorization, and no consent, approval or authorization of, or notice to, or other action by, any other Person, is required for (i) the due execution, delivery or performance by the Pledgor of this Agreement or any of the other Collateral Documents to which he is or is to be a party or the consummation of any of the transactions contemplated hereby or thereby, (ii) the pledge of the Collateral pursuant to this Agreement and the other Collateral Documents to which he is or is to be a party, or the grant of the assignment and security interest granted by the Pledgor pursuant to this Agreement and the other Collateral Documents to which he is or is to be a party, (iii) the perfection or

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                                          4


    maintenance of the pledge, assignment and security interest created under this Agreement and the other Collateral Documents to which he is or is to be a party (including the first priority nature thereof) or (iv) the exercise by the Collateral Agent or any of the other Secured Parties of any of its voting or other rights provided for under the Note Documents or its remedies in respect of the Collateral pursuant to the Collateral Documents, except for such Governmental Authorizations as may be required (A) in connection with the disposition of any portion of the Pledged Interests by laws affecting the offer and sale of securities generally or (B) from the FCC or any PUC under the applicable Communications Laws.

         (e) OWNERSHIP OF COLLATERAL. The Pledgor is, and at the time of any delivery of Collateral to the Collateral Agent pursuant to the terms of
    Section 3 will be, the sole legal and beneficial owner of the Collateral, free and clear of all Liens, except for the pledge, assignment and security interest created under this Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office or other similar office, except such as may have been filed in favor of the Collateral Agent relating to this Agreement.

         (f) PLEDGED INTERESTS. The Pledged Interests constitute the number and percentage of each type of issued and outstanding Company Equity Interests set forth on Part A of Schedule I attached hereto, and the Pledgor does not own any Company Equity Interests of any kind other than the issued and outstanding Company Equity Interests set forth on Schedule I attached hereto and the Excluded Company Interests. All of the Pledged Interests have been duly authorized and validly issued and are fully paid and nonassessable. There are no existing options, warrants, calls or commitments of any character whatsoever relating to any of the Pledged Interests, except as are set forth in the Securityholders Agreement dated as of November 1, 1996 (as amended, supplemented or otherwise modified through the date hereof, the "SECURITYHOLDERS AGREEMENT") among the Pledges, the Company and Princes Gate Investors II, L.P.

         (g) PLEDGED INDEBTEDNESS. The Pledged Indebtedness constitutes all of the outstanding indebtedness owed to the Pledgor by the Company or any of its Subsidiaries. The Pledged Indebtedness (i) has been duly authorized, authenticated or issued and delivered, (ii) is the legal, valid and binding obligation of the respective issuers thereof and (iii) is evidenced by one or more promissory notes (which notes have been delivered to the Collateral Agent). No party to any Pledged Indebtedness is in default thereunder.

         (h) NO OTHER INSTRUMENTS; NOTATION ON BOOKS. None of the Collateral is evidenced by a share certificate or other instrument that has not been delivered to the Collateral Agent in its original form. The pledge of the Pledged Interests by the Pledgor has been duly and conspicuously registered on the books and records of the Company.

         (i) RESIDENCE AND SOCIAL SECURITY NUMBER. The residence of the Pledgor and the place where the Pledgor keeps his records concerning the Collateral is located at the address specified therefor in Section 4(a), and the Social Security number of the Pledgor is ###-##-####. The Pledgor does not use, has not within the past calendar year used, and has not established the right to use, any other name, any assumed name or any trade name.

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                                          5


         (j) NO RESTRICTIONS ON PLEDGE OR SALE, ETC. There are no restrictions on the pledge, assignment, encumbrance, ownership, transfer, sale, conveyance or other disposition of any of the Collateral, either by the Pledgor or, following the occurrence of any Event of Default and the exercise of any of the rights and remedies afforded to the Collateral Agent under Section 10, by the Collateral Agent or any purchaser of all or any of the Collateral therefrom (whether contained in the certificate of incorporation or bylaws of the Company or in any agreement, instrument or other document binding upon or affecting the Pledgor, the Company or any of the property and assets comprising part of the Collateral or imposed by any applicable Requirement of Law), except for (A) restrictions, if any, imposed by the FCC, (B) restrictions applicable to the disposition of any portion of the Pledged Interests by laws affecting the offer and sale of securities generally and (C) the restrictions described on Part A of
    Schedule II attached hereto. There are no shareholder agreements, voting trust agreements or other agreements to which the Pledgor is a party or by which the Pledgor may otherwise be bound that affect the voting or other rights of a holder of any of the Company Equity Interests, except for (1) this Agreement and the other Collateral Documents, (2) the restrictions referred to in the immediately preceding sentence of this subsection (j) and (3) the other agreements described on Part B of Schedule II attached hereto.

         (k) FIRST PRIORITY SECURITY INTEREST. This Agreement, and the pledge, assignment and granting of a security interest pursuant hereto, create a valid and perfected first priority lien on and security interest in the Collateral in favor of the Collateral Agent, for the benefit of itself and the other Secured Parties, securing the payment of the Secured Obligations. All of filings and other actions necessary to perfect and protect such pledges, assignments and security interests have been duly made or taken and are in full force and effect or will be duly made or taken in accordance with the terms of the Note Documents; and all filing and recording fees and taxes related to any of the foregoing have been duly paid.

         (l) SATISFACTION OF CONDITIONS PRECEDENT. There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

         SECTION 5. COVENANTS. From the date of this Agreement and, thereafter, so long as any of the Notes shall be outstanding, any of the Purchasers shall have Commitments under the Note Purchase Agreements or any of the other Secured Obligations shall remain unsatisfied, the Pledgor will at all times perform and comply with each of the following covenants:

         (a) NOTICES, ETC. RELATING TO THE COLLATERAL. The Pledgor will furnish to the Collateral Agent and each of the other Secured Parties:

              (i) promptly after the Pledgor obtains knowledge thereof, notice, in reasonable detail, of (A) any claim made or asserted (including, without limitation, any Lien or assertion of a Lien) against all or any portion of the Collateral, (B) any change in the type, amount or terms of any of the Collateral, (C) the occurrence of a Change of Control or any change in the members of the board of directors of, or any material change in the management of, the Company or (D) the occurrence of any other development, event or circumstance which, either individually or in the aggregate, could reasonably be expected to have an adverse effect on any of the Collateral or the pledge,

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                                          6


         assignment and security interest created under this Agreement or any of the other Collateral Documents to which the Pledgor is or is to be a party; and

              (ii) with reasonable promptness, statements and schedules further identifying and describing the Collateral or such other reports in connection with the Collateral as the Collateral Agent or any of the other Secured Parties, through the Collateral Agent, may from time to time reasonably request, all in reasonable detail.

         (b) COMPLIANCE WITH LAWS, ETC. The Pledgor (i) will comply in all material respects with all Requirements of Law to which he (to the extent the failure to comply with such restrictions could reasonably be expected to adversely affect the Collateral or the pledge, assignment and security interest created under this Agreement or any of the other Collateral Documents) or the Collateral is subject and all applicable restrictions imposed on the Collateral by any Governmental Authority and (ii) will obtain and maintain in effect all Governmental Authorizations that are necessary for the due execution, delivery or performance by him of this Agreement or any of the other Collateral Documents to which he is or is to be a party, or for the consummation of any of the transactions contemplated hereby or thereby.

         (c) PAYMENT OF TAXES AND OTHER CLAIMS. The Pledgor will pay and discharge all taxes, assessments, levies, fees and other governmental charges imposed upon him or any of the Collateral or any income or franchises therefrom, to the extent such taxes, assessments, levies, fees and other governmental charges have become due and payable and before they have become delinquent, and all claims for which sums have become due and payable that have resulted or could result in a Lien upon any of the Collateral; PROVIDED, HOWEVER, that the Pledgor shall not be required to pay or to discharge any such tax, assessment, levy, fee, other charge or claim the amount, applicability or validity of which is being contested in good faith and by appropriate proceedings diligently conducted and with respect to which the Pledgor has established reserves in accordance with generally accepted accounting principles in effect from time to time, unless and until any Lien resulting therefrom attaches to the Collateral and becomes enforceable by his other creditors.

         (d) MAINTENANCE OF RECORDS; INSPECTION. (i) The Pledgor will maintain, at his sole expense, complete, correct and (in the judgment of the Collateral Agent) reasonably detailed records of all of the Collateral, including, without limitation, records of all dividends, interest payments, distributions and other amounts received in respect of, and other transactions involving, the Collateral. The Pledgor will mark all of his books and records relating to the Collateral in such a manner as to properly evidence this Agreement and the pledge, assignment and security interest created hereunder. For the further security of the Collateral Agent and the other Secured Parties, the Pledgor hereby agrees that the Collateral Agent, on behalf of itself and the other Secured Parties, shall have a special property interest in all of the books and records of the Pledgor relating to the Collateral, and the Pledgor will deliver and turn over any or all of such books and records to the Collateral Agent at any time following the occurrence and during the continuance of an Event of Default, upon the request of the Collateral Agent therefor.

         (ii) The Pledgor will permit the Collateral Agent and each of the other Secured Parties and any of the agents or representatives thereof, upon reasonable notice and at the sole expense of the Pledgor, at any time and from time to time during normal business hours, to

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                                          7


    examine and make copies of and abstracts from all of the books, records and correspondence of the Pledgor relating to the Company or any of its Subsidiaries or to any of the Collateral, and to discuss the affairs, finances and accounts of the Company and/or any such Subsidiary, as the case may be, with, and be advised as to the same by, the Pledgor.

         (e) COMPLIANCE WITH CONTRACTS, ETC. The Pledgor will perform and comply in all material respects with all of his Obligations under or in respect of all agreements or arrangements relating to the Company or any of its Subsidiaries or to the Collateral to which the Pledgor is a party or by which he is bound.

         (f) CHANGE OF RESIDENCE. The Pledgor will keep his residence and the place where he keeps his records concerning the Collateral at the location specified therefor in Section 4(a) or, upon at least 30 days' prior written notice to the Collateral Agent, at such other location in a jurisdiction where all actions required by Section 5(i) shall have been taken with respect to all of the Collateral.

         (g) ADDITIONAL COMPANY EQUITY INTERESTS. The Pledgor hereby agrees that:

              (i) he will not consent to the issuance by the Company of, or any agreement or other commitment of the Company to issue (whether by possible exercise at a future date of any outstanding warrant, option or other right or otherwise), any Company Equity Interests of any kind or any other securities if, after giving effect to any such issuance or agreement or commitment to issue, the Collateral Agent would not have a valid and perfected first priority lien on and security interest in the issued and outstanding Company Equity Interests representing at least 49% of the combined power of all Voting Interests of the Company (on a fully diluted basis); and

              (ii) he shall pledge hereunder, immediately upon his acquisition directly or indirectly thereof, any and all additional Company Equity Interests acquired by him at any time and from time to time that, so long as the NTFC Loan Agreement remains in effect, do not comprise part of the Excluded Company Interests.

    The Pledgor further agrees to deliver to the Collateral Agent any amendments or supplements to this Agreement that may be necessary or that the Collateral Agent may deem reasonably desirable and may request to reflect the inclusion of any such additional Company Equity Interests or other securities (including any additional indebtedness referred to in Section 1(d)) in the Collateral.

         (h) VOTING RIGHTS; DIVIDENDS; ETC. (i) The Pledgor shall be entitled, so long as no Event of Default shall have occurred and be continuing:

              (A) to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not otherwise prohibited under or inconsistent with the terms of this Agreement or any of the other Note Documents and so long as any such exercise or refrain from exercising any such right could not reasonably be expected to materially and adversely affect the value of the Collateral or any part thereof; and

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                                          8


              (B) to receive and retain any and all dividends, interest and distributions paid or other amounts received in respect of the Collateral; PROVIDED, HOWEVER, that any and all:

                   (1) dividends and interest paid or payable other than in cash in respect of, and instruments and other property and assets received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral; and

                   (2) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Collateral,

         shall be, and shall be forthwith delivered to the Collateral Agent to hold as, Collateral and, if received by the Pledgor, shall be received thereby in trust for the benefit of the Collateral Agent, shall be segregated from the other property and funds of the Pledgor and shall be forthwith delivered to the Collateral Agent as Collateral in the same form as so received (with any necessary endorsement or assignment).

    In furtherance of the foregoing provisions of this Section 5(h), the Collateral Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other consensual rights that he is entitled to exercise pursuant to subclause (i)(A) of this Section 5(h) and to receive the dividends, interest payments, distributions or other amounts that he is authorized to receive and retain pursuant to subclause (i)(B) of this
    Section 5(h).

         (ii) Upon the occurrence and during the continuance of an Event of
    Default:

              (A) all rights of the Pledgor to exercise or refrain from exercising the voting and other consensual rights that he would otherwise be entitled to exercise pursuant to Section 5(h)(i)(A) shall, upon notice to the Pledgor by the Collateral Agent, cease, and all such rights with respect to any such matters shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights; and

              (B) all rights of the Pledgor to receive the dividends, interest payments, distributions and other amounts that he would otherwise be authorized to receive and retain pursuant to Section 5(h)(i)(B) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to receive and retain as Collateral such dividends, interest payments, distributions and other amounts.

    All dividends, interest payments, distributions and other amounts that are received by the Pledgor contrary to the provisions of subclause (ii)(B) of this Section 5(h) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other property and funds of the Pledgor and shall be forthwith paid over to the Collateral Agent as Collateral in the same form as so received (with any necessary endorsement or assignment). The agreement of the Pledgor in this clause (ii) shall constitute an irrevocable proxy, coupled with an interest, exercisable by

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                                          9


    the Collateral Agent in accordance with the terms hereof. The Pledgor, promptly upon the reasonable request of the Collateral Agent, shall execute such documents and do such acts as may be necessary or in the reasonable judgment of the Collateral Agent may be desirable to give effect to clause
    (ii) of this Section 5(h).

         (i) FURTHER ASSURANCES. (i) The Pledgor hereby agrees that from time to time, at his sole expense, he will promptly execute and deliver all further instruments and documents, and take all further actions, that may be necessary or that the Collateral Agent may deem reasonably desirable and may request, in order to perfect and protect the pledge, assignment or security interest granted or purported to be granted by the Pledgor hereunder (including, without limitation, the first priority nature thereof) or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder or under any of the other Collateral Documents with respect to any of the Collateral. Without limiting the generality of the foregoing, the Pledgor will:

              (A) if any Collateral shall be evidenced by a certificate or other instrument, immediately deliver and pledge to the Collateral Agent hereunder such certificate or other instrument, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Collateral Agent; and
              (B) execute and file such financing statements, continuation statements or other similar documents, or amendments thereto, and such other instruments or notices, or take such other actions, as may be necessary or as the Collateral Agent may deem reasonably desirable and may request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted by the Pledgor under this Agreement.

         (ii) The Pledgor hereby authorizes the Collateral Agent to file one or more financing statements, continuation statements or other similar documents, and amendments thereto, relating to all or any part of the Collateral without the signature of the Pledgor, where permitted by applicable law. A photocopy or other reproduction of this Agreement or any financing statement or other similar document covering the Collateral or any part thereof shall be sufficient as a financing statement or other similar document, where permitted by applicable law.

         (j) LIENS, ETC. The Pledgor will not create, incur, assume or suffer to exist any Lien on or with respect to any of the Collateral, whether now owned or hereafter acquired, or file or suffer to exist under the Uniform Commercial Code or any similar law or statute of any jurisdiction, a financing statement (or the equivalent thereof) that extends to or covers any of the Collateral, or sign or suffer to exist any pledge or security agreement authorizing any secured party thereunder to file any such financing statement (or the equivalent thereof), except (i) for the pledge, assignment and security interest created therein under this Agreement and the other Collateral Documents to which he is or is to be a party (and the filing and existence of financing statements and other similar documents pursuant hereto and thereto) and (ii) on and after the Additional Availability Date, for the pledge, assignment and security interest created in the Pledged Interests under the NTFC Loan Documents (as amended, supplemented or otherwise modified at such date in a manner otherwise permitted under Section 8.10 of the Note Purchase Agreements), which pledge, assignment and security interests shall be subject in all respects to the prior lien and security interest in the Collateral created under this Agreement and the other Collateral Documents.

         (k) TRANSFERS OF COLLATERAL. The Pledgor will not convey, sell, transfer, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option or other right to purchase or otherwise acquire, any of the Collateral or any of the other Company Equity Interests owned or otherwise held thereby, whether now owned or hereafter acquired.

         SECTION 6. CONSENT AND WAIVER REGARDING OTHER SECURITYHOLDERS. (a) The Pledgor hereby unconditionally and irrevocably consents to (i) the execution, delivery and performance by all of the other Shareholders of the other Shareholder Pledge Agreements and the Collateral Documents to which they are or are to be a party, (ii) the pledge, assignment, encumbrance, transfer and/or sale of any of the Company Equity Interests, or other securities or indebtedness of the Company or any of its Subsidiaries, owned or otherwise held by the other Shareholders to the Collateral Agent or its nominee, subagent, assignee or successor, or any purchaser therefrom, pursuant to the terms of the Note Documents and (iii) the substitution in accordance with the terms of this Agreement and the other Collateral Documents of the Collateral Agent or its nominee, subagent, assignee or successor, or any purchaser therefrom, as a shareholder of the Company for purposes of any and all agreements, understandings or arrangements among the Shareholders (in such capacity).

         (b) The Pledgor hereby unconditionally and irrevocably waives all restrictions on the transfer or sale of any Company Equity Interests, or other securities or indebtedness of the Company or any of its Subsidiaries, by any of the Shareholders (including, without limitation, any options, rights of first refusal, rights of first offer, tag-along rights or other similar rights), whether contained in the certificate of incorporation or bylaws of the Company or in any agreement, instrument or other document among any of the Shareholders or imposed by any applicable Requirement of Law.

         SECTION 7. THE COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT. The Pledgor hereby irrevocably appoints the Collateral Agent and any officer or agent thereof as its true and lawful attorney-in-fact, with full power of substitution and full and irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor, its own name or otherwise, from time to time in the Collateral Agent's discretion following the occurrence and during the continuance of a Default under Section 11.1(g) of the Note Purchase Agreements or an Event of Default, to take any and all actions and to execute and deliver any and all instruments and other documents that may be necessary or that the Collateral Agent may deem reasonably appropriate to accomplish the purposes of this Agreement and the other Note Documents, including, without limitation:

         (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for any and all moneys due and to become due under or in respect of any of the Collateral;

         (b) to receive, endorse, assign and collect any and all drafts, acceptances, chattel paper, instruments and other documents in connection with this Agreement (including, without limitation, all instruments representing or evidencing any interest payment or other distribution in respect of the Collateral or any part thereof) and to give full discharge for the same;

         (c) to sell, transfer, assign or otherwise deal with the Collateral or any part thereof in the same manner and to the same extent as if the Collateral Agent were the absolute owner thereof;

         (d) (i) to direct any Person liable to the Pledgor for any payment with respect to the Collateral to make payment of any and all moneys due and to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct, (ii) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral, (iii) to defend any suit, action or proceeding brought against the Pledgor with respect to any of the Collateral and (iv) to settle, compromise or adjust any suit, action or proceeding described in clause (iii) of this subsection (d) and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate;

         (e) to file any application, petition or other request with the FCC, any PUC or any other Governmental Authority for the purpose of obtaining any consent, approval or authorization therefrom or satisfying any registration, filing, notice or other requirement thereof necessary in order to fully and properly effect the sale, transfer or other disposition of any or all of the Collateral, to permit a change of control of the Company or to permit the complete and/or continued operation of the telecommunications system of the Company and its Subsidiaries in accordance with its intended design and at its full capacity, or any of its other businesses or activities related thereto; and

         (f) to file any claims, to institute any proceedings and to take any other action, at the sole expense and for the account of the Pledgor, that may be necessary or that the Collateral Agent may deem reasonably desirable for the collection of any or all of the Collateral (or any or all moneys due with respect thereto) or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral.

         SECTION 8. THE COLLATERAL AGENT MAY PERFORM. If the Pledgor fails to perform any agreement contained herein, the Collateral Agent may (but shall not be obligated to) itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Pledgor under Section 14(b).

         SECTION 9. THE COLLATERAL AGENT'S DUTIES. The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Collateral Agent or any of the other Secured Parties has or is deemed to have knowledge of such matters, or as to the taking of any steps necessary to preserve rights against any parties or any other rights pertaining to any Collateral, whether or not the Collateral Agent has or is deemed to have such rights. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which MS Group accords its own property of like tenor.

         SECTION 10. REMEDIES. If any Event of Default shall have occurred and be continuing:

         (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of New York at such time (the "N.Y. UNIFORM COMMERCIAL CODE"), whether or not the N.Y. Uniform Commercial Code applies to the affected Collateral, and also may:

              (i) require the Pledgor to, and the Pledgor hereby agrees that he will at his own expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties;

              (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable; and

              (iii) notify the Pledgor that all of his rights to exercise or refrain from exercising the voting and other consensual rights that he would otherwise be entitled to exercise with respect to the Collateral pursuant to Section 5(h)(i) or 5(h)(ii) shall cease and all such rights shall thereupon become vested in the Collateral Agent, who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights.

    The Pledgor hereby agrees that, to the extent notice of sale shall be required by applicable law, at least ten days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale, without further notice, may be made at the time and place to which it was so adjourned.

         (b) If the Collateral Agent proceeds to exercise its right to sell any or all of the Collateral, the Pledgor shall, upon the written request of the Collateral Agent therefor, cause the Company to furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number of shares and other instruments included in such Collateral that may be sold by the Collateral Agent in transactions exempt under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, or any similar law, rule or regulation in effect from time to time in any other relevant jurisdiction.

         (c) Each purchaser of all or any part of the Collateral at any such sale that has been made in accordance with all applicable Requirements of Law shall hold the property sold absolutely free from any claim, encumbrance or other right on the part of the Pledgor, and the

    Pledgor hereby waives, to the fullest extent permitted by applicable law, all rights of redemption, stay and/or appraisal that he now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted with respect to any such sale.

         (d) All proofs of claim, rights of action and rights to assert claims under this Agreement or any of the Collateral Documents to which the Pledgor is or is to be a party may be enforced by the Collateral Agent without the possession of any of the Notes at any proceeding instituted by the Collateral Agent, and any such proceeding may be brought in its own name as agent, and any recovery or judgment shall be for the benefit of the Secured Parties. In any proceeding brought by the Collateral Agent (and in any proceeding involving the interpretation of any provisions of any of the Collateral Documents to which the Collateral Agent is a party), the Collateral Agent shall be held to represent all of the Secured Parties, and it shall not be necessary to make any of the other Secured Parties party to such proceeding.

         (e) All cash held by the Collateral Agent as Collateral and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 14) in whole or in part by the Collateral Agent, for the ratable benefit of the Secured Parties, against, all or any part of the Secured Obligations in such order as the Collateral Agent shall elect. Any surplus of cash or cash proceeds held by the Collateral Agent in accordance with this Section 10(e) and remaining after payment in full in cash of all the Secured Obligations and all of the other Obligations owing under or in respect of the Note Documents shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

         (f) The Collateral Agent may exercise any and all rights and remedies of the Pledgor in respect of the Collateral.

         (g) All payments received by the Pledgor under, in connection with or in respect of any Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other property and funds of the Pledgor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary endorsement or assignment).

         (h) In connection with the exercise and enforcement by the Collateral Agent of any of the rights and remedies afforded to it following the occurrence and during the continuance of an Event of Default, the Pledgor agrees to, and shall use his reasonable best efforts to cause the Company to, join and cooperate fully, in each case at the Collateral Agent's election, with the Collateral Agent, any receiver or trustee, and/or the successful bidder or bidders at any foreclosure, sale or other disposition of the Collateral and in the filing of any and all applications (and furnishing of all additional information that may be required in connection with such application) with the FCC, any PUC and any other applicable Governmental Authorities, requesting their prior consent, approval or authorization of (i) the operation or abandonment of all or any portion of the telecommunications system of the Company and its Subsidiaries, or any of its other businesses or activities related thereto, (ii) the transfer or assignment of any or all Governmental Authorizations issued to the Company or any of its Subsidiaries by the FCC, any PUC and any other applicable Governmental Authorities with respect to the telecommunications system of the Company and its Subsidiaries, or any of its other businesses or activities related thereto, to the Collateral Agent, any such receiver or trustee, and/or any such successful bidder or bidders or (iii) the transfer, sale or other disposition of any of the Collateral. In connection with the foregoing, the Pledgor agrees to use his reasonable best efforts to cause the Company to take any and all such further actions, and execute and deliver any and all such further agreements, instruments and other documents as may be necessary or as the Collateral Agent may deem reasonably desirable and may request. If required, the Pledgor shall file any application, notice, petition or other request with the FCC, any PUC and any other applicable Governmental Authorities for the purpose of obtaining the consent, approval or authorization from, or satisfying any registration, filing, notice or other requirement of, any Governmental Authority in order to fully and properly effect a transfer, sale or other disposition of all or any of the Collateral, to permit a change of control of the Company or to permit the Collateral Agent, any such receiver or trustee, and/or any such successful bidder or bidders to complete and operate the telecommunications system of the Company and its Subsidiaries in accordance with its intended design and at its full capacity, or any of its other businesses or activities related thereto.

         SECTION 11. ACKNOWLEDGEMENTS RELATING TO COLLATERAL. The Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws (or other similar laws, rules or regulations of other relevant jurisdictions), the Collateral Agent may be compelled with respect to any sale of all or any part of the Collateral to limit the purchases thereof to those Persons who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor hereby acknowledges that any such private sale may be at a price and on terms less favorable to the Collateral Agent and the other Secured Parties than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, the Pledgor hereby agrees that any private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or any applicable state securities laws (or other similar laws, rules or regulations of other relevant jurisdictions), even if the Pledgor would agree to do so. The Pledgor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree.

         SECTION 12. AMENDMENTS; WAIVERS; ETC. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         (b) No failure on the part of the Collateral Agent to exercise, and no delay in exercising any right, power or privilege hereunder, shall operate as a waiver thereof or consent thereto; nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies herein provided are cumulative and not exclusive of any remedy provided by applicable law.

         SECTION 13.  NOTICES.  (a)    All notices and other communications
provided for hereunder shall be in writing and delivered by telecopier or (if expressly permitted under the applicable provisions hereof) by telephone, in either case if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), by registered or certified mail with return receipt requested (postage prepaid) or by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

         (i) if to the Collateral Agent, to the Collateral Agent at its address at 1585 Broadway, 36th Floor, New York, New York 10036 (Telecopier
    Number:  (212) 761-0517), Attention:  Mr. David R. Powers;

         (ii) if to any of the other Secured Parties, to such Secured Party at its address referred to in Section 17(a) of the Note Purchase Agreements; or

         (iii)   if to the Pledgor, to the Pledgor at his address set forth in
    Section 4(a), or such other address as the Pledgor shall have specified to the Collateral Agent and each of the other Secured Parties in writing.

All notices and other communications provided for under this Section 13 will be deemed given and effective only when actually received.

         (b) If any notice required under this Agreement is permitted to be made, and is made, by telephone, actions taken or omitted to be taken in reliance thereon by the Collateral Agent or any of the other Secured Parties shall be binding upon the Pledgor notwithstanding any inconsistency between the notice provided by telephone and any subsequent writing in confirmation thereof provided to the Collateral Agent or such other Secured Party; PROVIDED that any such action taken or omitted to be taken by the Collateral Agent or such other Secured Party shall have been in good faith and in accordance with the terms of this Agreement.

         SECTION 14.  LIMITATION ON LIABILITY; EXPENSES, ETC.  (a)   The
Pledgor agrees not to assert any claim against the Collateral Agent, any of the other Secured Parties or any other Person who is or was at any time a Purchaser or any other Person in whose name or for whose benefit such Person holds or at any time held any Notes, or any of their affiliates, or any of their respective officers, directors, employees, attorneys, agents and other advisors, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to this Agreement, including, without limitation, enforcement of this Agreement, or any of the Collateral.

         (b) The Pledgor shall, upon demand, pay to the Collateral Agent the amount of any and all reasonable expenses (including, without limitation, the reasonable fees and disbursements of its counsel and of any experts and agents) that the Collateral Agent may incur in connection with the failure by the Pledgor to perform or observe any of the provisions of this Agreement or any of the other Collateral Documents to which he is or is to be a party.

         (c) Without prejudice to the survival of any other agreement of the Pledgor under this Agreement, the agreement and obligations of the Pledgor contained in this Section 14 shall survive the payment in full of all of the Secured Obligations and all of the other Obligations owing under or in respect of the Note Documents.

         SECTION 15. CONTINUING SECURITY INTEREST; TRANSFERS UNDER THE NOTE PURCHASE AGREEMENT. This Agreement shall create a continuing security interest in the Collateral and (a) shall remain in full force and effect until the later of (i) the payment in full in cash of all of the Secured Obligations and all of the other Obligations owing under or in respect of the Note Documents and (ii) the termination of the aggregate Commitments of the Purchasers under the Note Purchase Agreements, (b) be binding upon the Pledgor, his successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of, and be enforceable by, the Collateral Agent and each of the other Secured Parties and their respective successors, transferees and assigns.

         SECTION 16. TERMINATION. Upon the later of (a) the payment in full in cash of all of the Secured Obligations and all of the other Obligations owing under or in respect of the Note Documents and (b) the termination of the aggregate Commitments of the Purchasers under the Note Purchase Agreements the pledge, assignment and security interest of the Pledgor under this Agreement shall terminate and all rights in and to the Collateral shall revert to the Pledgor. Upon any such termination, the Collateral Agent will, at the Pledgor's sole expense, return to the Pledgor such of the Collateral in its possession as shall not have been sold or otherwise applied pursuant to the terms of the Note Documents, and shall execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination and reversion.

         SECTION 17. SECURITY INTEREST ABSOLUTE. The Obligations of the Pledgor under this Agreement and the other Collateral Documents to which he is or is to be a party are independent of the Obligations of any other Obligor under or in respect of the Note Documents, and a separate action or actions may be brought or prosecuted against the Pledgor, irrespective of whether any action is brought against any other Obligor or whether any other Obligor is joined in any such action or actions. All rights of the Collateral Agent and the pledges, assignments and security interests created hereunder and under the other Collateral Documents to which the Pledgor is or is to be a party, and all Obligations of the Pledgor hereunder, shall be direct, absolute and unconditional, irrespective of, and the Pledgor hereby irrevocably waives any defenses he may now or hereafter have in any way relating to, any or all of the following:

         (a) any lack of validity or enforceability of, or any misrepresentation, irregularity or other defect in, any of the Note Documents or any agreement or instrument relating thereto;

         (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any of the other Obligations of any other Obligor under the Note Documents, or any other amendment or waiver of or any consent to departure from any of the Note Documents;

         (c) any taking, exchange, release or nonperfection of any collateral, or any taking, release, amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

         (d) any manner of application of collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale, transfer or other disposition of any collateral for all or any of the Secured Obligations or any of the other Obligations of any other Obligor under or in respect of the Note Documents;

         (e) any insolvency, bankruptcy, reorganization, receivership or similar proceeding affecting any other Obligor or its property and assets, or the release or discharge of any other Obligor from any of their respective Obligations under or in respect of the Note Documents;

         (f) any change, restructuring or termination of the corporate structure or existence of the Company or any of its Subsidiaries;

         (g) any failure of the Collateral Agent or any of the other Secured Parties to disclose to any Obligor any information relating to the financial condition, operations, properties or prospects of the Company or any of its Subsidiaries now or hereafter known to the Collateral Agent or such other Secured Party; or

         (h) any other circumstance (including, without limitation, any statute of limitations or the existence of or reliance upon any representation by the Collateral Agent or any of the other Secured Parties) that might otherwise constitute a defense available to, or a discharge of, such Pledgor or a third party grantor of a security interest.

         SECTION 18. REINSTATEMENT. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by the Collateral Agent or any of the other Secured Parties or by any other Person upon the insolvency, bankruptcy or reorganization of the Pledgor or otherwise, all as though such payment had not been made.

         SECTION 19. SEVERABILITY. The provisions of this Agreement are severable, and if any term or provision shall be held illegal, invalid or unenforceable in whole or in part in any jurisdiction, then such illegality, invalidity or unenforceability shall affect only such term or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such term or provision in any other jurisdiction, or any other term or provision of this Agreement in any jurisdiction.

         SECTION 20. DELIVERY BY TELECOPIER. Delivery of an executed signature page to this Agreement by telecopier shall be effective as delivery of a manually executed signature page to this Agreement.

         SECTION 21. JURISDICTION, ETC. (a) The Pledgor hereby irrevocably and unconditionally submits, for himself and his property and assets, to the nonexclusive jurisdiction of any





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

New York state court or any federal court of the United States of America sitting in New York City, New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Collateral Documents to which he is a party, or for recognition or enforcement of any judgment in respect thereof, and the Pledgor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York state court or, to the fullest extent permitted by applicable law, in any such federal court. The Pledgor hereby irrevocably consents to the service of copies of any summons and complaint and any other process which may be served in any such action or proceeding by the mailing thereof by certified mail, return receipt requested, or by delivering a copy of such process to the Pledgor, at his address referred to in Section 13, or by any other method permitted by
applicable law.   The Pledgor hereby agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law. Nothing in this Agreement shall affect any right the Collateral Agent or any of the other Secured Parties may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Collateral Documents to which he is a party in the courts of any jurisdiction.

         (b) The Pledgor hereby irrevocably and unconditionally waives, to the fullest extent he may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue in any action or proceeding arising out of or relating to this Agreement or any of the other Collateral Documents to which he is or is to be a party in any New York state or federal court. The Pledgor hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         SECTION 22. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, except to the extent that the perfection of the pledge, assignment and security interest created hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York.

         SECTION 23. WAIVER OF JURY TRIAL. THE PLEDGOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER NOTE DOCUMENTS, THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF THE COLLATERAL AGENT OR ANY OF THE OTHER SECURED PARTIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

         IN WITNESS WHEREOF, the Pledgor has duly executed and delivered this Agreement as of the date first above written.


                                            By ______________________
                                                 Steven West